
                              LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
             (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF

                         SHELBOURNE PROPERTIES II, INC.
                        PURSUANT TO THE OFFER TO PURCHASE
                               DATED JULY 5, 2002

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------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------------------
             Name(s) and Address(es) of Registered Owner(s)
                 (Please fill in, if blank, exactly as                                        Certificate(s) Enclosed
                 name(s) appear(s) on Share Certificate                                   (Attach signed list if necessary)
------------------------------------------------------------------------- ----------------------------------------------------------
                                                                                                Total Number
                                                                                Share            of Shares            Number
                                                                             Certificate      Evidenced by Share     of Shares
                                                                              Number(s)        Certificate(s)*       Tendered**
                                                                          ------------------- ------------------- ------------------

                                                                          ------------------- ------------------- ------------------

                                                                          ------------------- ------------------- ------------------

                                                                          ------------------- ------------------- ------------------

                                                                          ------------------- ------------------- ------------------

                                                                          ------------------- ------------------- ------------------

                                                                          ------------------- ------------------- ------------------

                                                                          ------------------- ------------------- ------------------
                                                                          Total Shares
                                                                          ------------------- ------------------- ------------------
   (Attach additional signed list if necessary. See Instruction 3.)
------------------------------------------------------------------------------------------------------------------------------------
Indicate in this box the order (by certificate number) in which shares are to be purchased n the event of proration.***

Attach additional signed list if necessary. See Instruction 3.
1st:                         2nd:                      3rd:                      4th:                      5th:
------------------------------------------------------------------------------------------------------------------------------------
*DOES NOT need to be completed by shareholders tendering shares by book-entry transfer or by holders of limited partnership interests in the Predecessor
Partnership (as defined below).

**Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Depositary are being tendered hereby. See
Instruction 4.

***If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the
Depositary.
------------------------------------------------------------------------------------------------------------------------------------


              THE OFFER, AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00
MIDNIGHT, EASTERN TIME, ON FRIDAY, AUGUST 2, 2002, UNLESS THE OFFER IS EXTENDED.
                        THE DEPOSITARY FOR THE OFFER IS:
                    AMERICAN STOCK TRANSFER AND TRUST COMPANY

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
         By Mail:                                 By Overnight Delivery:                   By Hand Delivery:

         American Stock Transfer &                American Stock Transfer &                American Stock Transfer &
           Trust Company                            Trust Company                            Trust Company
         59 Maiden Lane                           59 Maiden Lane                           59 Maiden Lane
         Plaza Level                              Plaza Level                              Plaza Level
         New York, New York 10038                 New York, New York 10038                 New York, New York 10038

         This Letter of Transmittal, including the accompanying instructions, should be read carefully before this Letter of Transmittal is completed.

         Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Deliveries to HX Investors, L.P. ("HX Investors") or Shelbourne Properties II, Inc. ("Shelbourne") will not be forwarded to the Depositary and therefore will not constitute valid delivery.

         This Letter of Transmittal is to be completed only if (a) certificates representing shares are to be forwarded herewith, or (b) unless an Agent's Message (as defined in the Offer to Purchase) is used or the acknowledgement required by the Automated Tender Offer Program is provided, a tender of shares is to be made concurrently by book-entry transfer to the account maintained by the Depositary at The Depositary Trust Company (the "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase. Shareholders who desire to tender shares pursuant to the offer, but whose share certificates are not immediately available or who cannot deliver the certificates and all other documents required by this Letter of Transmittal to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the procedure for book-entry transfer on a timely basis, may nevertheless tender their shares pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. See Instruction 2.

            SPECIAL NOTICE TO OWNERS OF LIMITED PARTNERSHIP INTERESTS

         If you are a stockholder who owned a limited partnership interest in Shelbourne prior to its conversion from High Equity Partners L.P. - Series 86 in April 2002 and who has not previously converted such limited partnership interest into shares of Shelbourne, you will be deemed to have converted your limited partnership interest into shares of Shelbourne and to have simultaneously tendered such shares by completing this Letter of Transmittal (in the same manner as if you were tendering shares) in accordance with the instructions contained herein.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 8)

         To be completed only if certificate(s) for shares not purchased and/or any check for the purchase price are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

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Issue:   [ ] Check
         [ ] Share Certificate(s) to:


Name:                                                                  Address:
         --------------------------------------------                           -------------------------------------------

         --------------------------------------------                           -------------------------------------------
                        (PLEASE PRINT)                                                      (INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
(SEE SUBSTITUTE FORM W-9)

         [ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

         Account Number:
                        --------------------------------------


                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 8)

         To be completed only if certificate(s) for shares not purchased and/or any check for the purchase price is to be mailed or sent to someone other than the undersigned, or to the undersigned at an address other than that designated above.

Mail:    [ ] Check
         [ ] Share Certificate(s) to:


Name:                                                                  Address:
         --------------------------------------------                           -------------------------------------------

         --------------------------------------------                           -------------------------------------------
                        (PLEASE PRINT)                                                      (INCLUDE ZIP CODE)


To American Stock Transfer & Trust Company:

         The undersigned hereby tenders to HX Investors, a Delaware corporation, the above-described shares of Shelbourne's common stock, par value $0.01 per share, at the price of $62.00 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 5, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer. All shares tendered and purchased will include the associated common stock purchase rights issued pursuant to the Shareholder Rights Agreement dated as of February 8, 2002 between Shelbourne and American Stock Transfer & Trust Company, as rights agent, as amended, and, unless the context otherwise requires, all references to shares include the associated common stock purchase rights.

         Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, Shelbourne all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitute and appoint the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depositary also acts as the agent of Shelbourne, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

         (a) deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Shelbourne upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the shares;

         (b) present certificates for the shares for cancellation and transfer on Shelbourne's books; and

         (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

         The undersigned covenants, represents and warrants to Shelbourne that:

         (1) the undersigned has full power and authority to tender, sell, assign and transfer the shares (including the associated common stock purchase rights) tendered hereby and when and to the extent accepted for payment, Shelbourne will acquire good, marketable and unencumbered title to the tendered shares (including the associated common stock purchase rights), free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

         (2) the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (i) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares or equivalent securities at least equal to the shares being tendered, and
(ii) the tender of shares complies with Rule 14e-4;

         (3) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Shelbourne to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

         (4) the undersigned has read, understands and agrees to all of the terms of the offer.

         The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute a binding agreement between the undersigned and Shelbourne upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will Shelbourne pay interest on the purchase price, including without limitation, by reason of any delay in making payment.

         All authority conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, trustees, personal representatives, executors, administrators, guardians, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. This tender is irrevocable except as otherwise provided in Section 4 of the Offer to Purchase.

         The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered. The certificate numbers, the number of shares represented by the certificates and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

                                    IMPORTANT
                         STOCKHOLDERS SIGN HERE (Please
             Complete and Return the Attached Substitute Form W-9.)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, personal representative, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


--------------------------------------------------------------
         (SIGNATURE(S) OF OWNER(S))

Dated:                                                        , 2002
       -------------------------------------------------------

Name(s)
       -------------------------------------------------------
                           (PLEASE PRINT)

Capacity (full title):
                      ----------------------------------------

Address:
        ------------------------------------------------------
                           (INCLUDE ZIP CODE)
Daytime Area Code and Telephone
Number:
       -------------------------------------------------------

Tax Identification or Social Security Number:
                                              ----------------


                                             (SEE SUBSTITUTE FORM W-9)
                                             GUARANTEE OF SIGNATURE(S)
                                             (See Instructions 1 and 5)

Authorized Signature:
                     -----------------------------------------

Name:
     ---------------------------------------------------------
                                    (PLEASE PRINT)

Title:
      --------------------------------------------------------

Name of Firm:
             -------------------------------------------------

Address:
        ------------------------------------------------------
                  (INCLUDE ZIP CODE)

Area Code and Telephone
Number:
       -------------------------------------------------------

Dated:                              , 2002
      ------------------------------



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------------------------------------------------------------------------------------------------------------------------------------

                                                     PAYER: HX INVESTORS, L.P.

------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                           Part I-TAXPAYER IDENTIFICATION NUMBER--FOR
Form W-9                             ALL ACCOUNTS, ENTER TAXPAYER IDENTIFICATION
                                     NUMBER IN THE BOX AT RIGHT AND CERTIFY BY       -----------------------------------------------
                                     SIGNING AND DATING BELOW                        Social Security Number

                                                                                                           or

                                     ----------------------------------------------- -----------------------------------------------
Department of the Treasury           Part II - For Payees Exempt from Backup         Employer Identification Number
Internal Revenue Service             Withholding, please write "EXEMPT" here
                                     (see the enclosed Guidelines):
                                     ----------------------------------------------- -----------------------------------------------
                                     Note:  If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.
                                     -----------------------------------------------------------------------------------------------
Payer's Request for Taxpayer         Part III - CERTIFICATION - Under penalties of perjury, I certify that
Identification Number                (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am
(TIN)                                     waiting for a number to be issued to me), and
                                     (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding,
                                          (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                     CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also, see instructions in the enclosed
                                     Guidelines.)
                                     -----------------------------------------------------------------------------------------------
                                     SIGNATURE:
                                                ---------------------------------------------------

                                     DATE:                                             2001
                                           --------------------------------------------
------------------------------------ -----------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a taxpayer identification number to the Depositary within sixty (60) days, the Depositary is required to withhold 30% of all cash payments made to me thereafter until I provide a number.

SIGNATURE
         -----------------------------------------------------

DATE:                                                         , 2002
         -----------------------------------------------------

NAME (Please Print)
                   -------------------------------------------

ADDRESS (Please Print)
                      ----------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER.

         1. Guarantee of Signatures. No signature guarantee is required if either:

                  (a) this Letter of Transmittal is signed by the registered holder of the shares (which term, for these purposes, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the shares) tendered exactly as the name of the registered holder appears on the certificate(s) for the shares tendered with this Letter of Transmittal and payment and delivery are to be made directly to the owner unless the owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

                  (b) the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution").

         In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

         2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed only if certificates for shares are delivered with it to the Depositary (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares must be delivered or mailed or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of shares tendered electronically must be received or a valid tender through the Book-Entry Transfer Facility's Automated Tender Offer Program must be made, and in each case a properly completed and duly executed Letter of Transmittal (or manually signed facsimile of the Letter of Transmittal), including any required signature guarantees, an Agent's Message in the case of a book-entry transfer or the specific acknowledgement in the case of a tender through the Automated Tender Offer Program of the Book-Entry Transfer Facility, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth in this document and must be delivered to the Depositary on or before the Expiration Date. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

         Participants in the Book-Entry Transfer Facility may tender their shares in accordance with the Automated Tender Offer Program to the extent it is available to such participants for the shares they wish to tender. A shareholder tendering through the Automated Tender Offer Program must expressly acknowledge that the shareholder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such shareholder.

         Shareholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Depositary before the Expiration Date, or whose shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any case, tender their shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of the Notice of Guaranteed Delivery) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to that procedure, certificates for all physically tendered shares or book-entry confirmations, as the case may be, as well as this properly completed and duly executed Letter of Transmittal (or manually signed facsimile of this Letter of Transmittal), an Agent's Message in the case of a book-entry transfer or the specific acknowledgement in the case of a tender through the Automated Tender Offer Program of the Book-Entry Transfer Facility, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) Nasdaq Stock Market trading days after receipt by the Depositary of the Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth therein. For shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

         THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, SHELBOURNE RECOMMENDS THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         Except as specifically permitted by Section 4 of the Offer to Purchase, Shelbourne will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their tender.

         3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

         4. Partial Tenders and Unpurchased Shares. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

         5.       Signatures on Letter Of Transmittal; Stock Powers and
Endorsements.

                  (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

                  (b) If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

                  (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimile) as there are different registrations of certificates.

                  (d) When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsement(s) of certificate(s) representing the shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See I nstruction 1.

                  (e) If this Letter of Transmittal or any certificate(s) or stock power(s) is signed by a trustee, executor, personal representative, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to HX Investors of his or her authority to so act.

         6.       Stock Transfer Taxes. Except as provided in this
Instruction 6, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. Shelbourne will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however, either (a) payment of the purchase price for shares tendered and accepted for purchase is to be made to any person other than the registered holder(s); (b) shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or (c) certificate(s) representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

         7. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

         8. Irregularities. All questions as to the number of shares to be accepted, and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Shelbourne in its sole discretion, which determination will be final and binding on all parties. Shelbourne reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Shelbourne's counsel, be unlawful. Shelbourne also reserves the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder, and Shelbourne's interpretation of the terms of the offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering shareholder or waived by Shelbourne. Unless waived, any defects or irregularities in connection with tenders must be cured within that time as Shelbourne will determine. None of Shelbourne, the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defect or irregularity.

         9. Questions and Requests for Assistance and Additional Copies. You may request additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery from the Information Agent at its address and telephone numbers set forth in the Offer to Purchase.

         10. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a shareholder whose tendered shares are accepted for purchase, or the shareholder's assignee (in either case, the "Payee"), provide the Depositary with the Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is the Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 30% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

         To prevent backup withholding, each Payee must provide the Payee's correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that the Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that the Payee is no longer subject to backup withholding.

         If the Payee lacks a TIN, the Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("W-9 Guidelines") for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part I of the Substitute Form W-9, and
(iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the Payee does not provide the Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until the Payee furnishes the Payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that the Payee intends to apply for one in the near future.

         If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

         Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part II of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed IRS Form W-8BEN or W-8ECI, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.

         11. Withholding For Non-United States Shareholders. Even if a Non-United States Holder (as defined in Section 14 of the accompanying Offer to Purchase) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or his agent unless the Depositary determines that a reduced rate of withholding is available under a tax treaty or that an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business within the United States. To obtain a reduced rate of withholding under a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8 BEN. To obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI. A Non-United States Holder that qualifies for an exemption from withholding by delivering IRS Form W-8ECI will generally be required to file a United States federal income tax return and will be subject to United States federal income tax on income derived from the sale of shares pursuant to the offer as if it were a United States Holder. The Depositary will determine a shareholder's status as a Non-United States Holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8ECI or IRS Form W-8 BEN) unless facts and circumstances indicate that reliance is not warranted. A Non- United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-United States Holder meets certain tests that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

         Non-United States Holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

         12. Lost, Stolen or Destroyed Certificates. If any certificate representing shares has been lost, stolen or destroyed, you should notify Shelbourne's transfer agent, American Stock Transfer & Trust Company, at (800) 937-5449 You will then be instructed regarding the procedures to be followed in order to replace the certificate. This Letter of Transmittal and the related documents will not be accepted until the process for replacing lost, stolen or destroyed certificates and related documents are received prior to the expiration of the offer.

         In the event of proration, any shares tendered pursuant to a conditional tender for which the minimum requirements are not satisfied may not be accepted and thereby will be deemed withdrawn.

This Letter of Transmittal, properly completed and duly executed (or a manually signed facsimile of this Letter of Transmittal), together with certificates representing shares being tendered (or confirmation of book-entry transfer) and all other required documents, or a Notice of Guaranteed Delivery, must be received before 12:00 Midnight, Eastern time, on the Expiration Date. Shareholders should return a completed Substitute Form W-9 with this Letter of Transmittal.

                     THE INFORMATION AGENT FOR THE OFFER IS:



                         [MACKENZIE PARTNERS, INC. LOGO]

                                105 Madison Ave.
                            New York, New York 10016
                           proxy@mackenziepartners.com
                          (212) 929-5500 (call collect)
                                       or
                            Toll-Free (800) 322-2885